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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2008

                             FIRST ADVANTAGE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

         TENNESSEE                       1-33682               26-0401680
         ---------                       -------               ----------
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


1430 MADISON STREET, CLARKSVILLE, TENNESSEE                      37040
-------------------------------------------                      -----
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (931) 522-6176
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

         On August 12, 2008, First Advantage Bancorp (the "Company") announced that the Compensation Committee of the Company's Board of Directors approved the funding of a trust that will purchase up to 210,587 shares, or approximately 4.0%, of the Company's outstanding common stock to fund restricted stock awards under the Company's 2008 Equity Incentive Plan, which was approved by shareholders at the Company's annual meeting held on June 11, 2008. For more information, reference is made to the Company's press release dated August 12, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated August 12, 2008







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST ADVANTAGE BANCORP



Dated: August 12, 2008                   By: /s/ Earl O. Bradley, III
                                             -------------------------------
                                             Earl O. Bradley, III
                                             Chief Executive Officer